UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: April 9, 2007


                            TONGA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


              Colorado                                  000-50619
-------------------------------------             ----------------------
  (State or other jurisdiction of                   (Commission File
           incorporation)                            Number)

                                   84-1069035
                       ---------------------------------
                          (IRS Employer Identification
                           Number)


              2600 S. Shore Blvd, Suite 100, League City, TX 77573
               (Address of Principal Executive Offices) (Zip Code)


                                  (281)334-5161
               Registrant's telephone number, including area code


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This 8K amends the 8K filed on March 30, 2007.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

The Company intends to file an amendment to its quarterly reports on Form 10QSB for the quarterly periods ended September 30, 2006 and June 30, 2006.

The authorized officers have discussed this matter with the independent auditors for the Company and a consensus was reached that disclosure should be made of the issue relating to the previously issued financial statements dated June 30, 2006, and September 30, 2006, as to non-reliance as of April 5, 2007.

The authorized officers have discussed with the independent accountant the matters disclosed in the filing pursuant to Item 4.02(b).

This disclosure is being provided to the independent accountant on April 5, 2007, pursuant to Item 4.02(c) and the accountant is requested to furnish a letter to registrant stating whether the independent accountant agrees with the statements made by the Registrant in response to Item 4.02.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements - Not Applicable
b)       Pro Forma Financial Statements - Not Applicable
c)       Exhibits - 7.1

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          TONGA CAPITAL CORPORATION

                                    By: /s/Barent W. Cater
                                        -------------------
                                           Barent W. Cater, President and
                                           Chief Executive Officer


                                         Date: April 9, 2007